UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2021

TTEC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11919	84-1291044
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification Number)

9197 S. Peoria Street
Englewood, CO 80112-5833

(303) 397-8100
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 397-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock of TTEC Holdings, Inc., par value $0.01 per share	TTEC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 23, 2021, TTEC Holdings, Inc. (“TTEC”) entered into a sixth amendment (the Sixth Amendment”) to its revolving line of credit (the “Credit Facility”) to increase the total commitment from $1.2 billion to $1.5 billion. All amounts outstanding under the Credit Facility can be pre-paid at any time; and will become due on November 23, 2026, the current expiration date for of the Credit Facility.   Additionally, the Sixth Amendment provides for a letter of credit sublimit increase of up to $100 million, restores the $300 million accordion feature allowing for future upsizing of up to $1.8 billion, allows for TTEC to pursue a qualifying debt issuance of at least $150 million of unsecured debt and amends the Credit Facility to allow for a determination of an alternative benchmark rate of interest upon a potential LIBOR transition date.

The above description of the terms of the Sixth Amendment is qualified in its entirety by reference to the full text of the Sixth Amendment which is attached as Exhibit 10.96 and incorporated by reference in this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On November 29, 2021, TTEC issued a press release announcing the increase in the Credit Facility.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.96	Sixth Amendment to Amended and Restated Credit Agreement and Restated Security Agreement for a senior revolving credit facility with a syndicate of lenders led by Wells Fargo Bank, National Association, as agent, swing line and fronting lender

99.1	Press release announcing TTEC Increases its Credit Facility to $1.5 Billion.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2021	TTEC Holdings, Inc. (Registrant)

	By:	/s/ Dustin J. Semach
	Name:	Dustin J. Semach
	Title:	Chief Financial Officer

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